Exhibit 99.2 AbCellera Q2 2022 BUSINESS UPDATE AUGUST 9, 2022 COPYRIGHT ABCELLERA

DISCLAIMER Q2 2022 BUSINESS UPDATE This presentation contains forward-looking statements, including statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The forward-looking statements are based on management's beliefs and assumptions and on information currently available to management. All statements contained in this presentation other than statements of historical fact are forward-looking statements, including statements regarding our ability to develop, commercialize and achieve market acceptance of our current and planned products and services, our research and development efforts, and other matters regarding our business strategies, use of capital, results of operations and financial position, and plans and objectives for future operations. In some cases, you can identify forward-looking statements by the words "may," "will," "could," "would," "should," "expect," "intend," "plan," "anticipate," "believe," "estimate," "predict," "project," "potential," "continue," "ongoing or the negative of these terms or other comparable terminology, although not all forward-looking statements contain these words. These statements involve risks, uncertainties and other factors that may cause actual results, levels of activity, performance, or achievements to be materially different from the information expressed or implied by these forward-looking statements. These risks, uncertainties and other factors are described under "Risk Factors," "Management's Discussion and Analysis of Financial Condition and Results of Operations" and elsewhere in the documents we file with the Securities and Exchange Commission from time to time. We caution you that forward-looking statements are based on a combination of facts and factors currently known by us and our projections of the future, about which we cannot be certain. As a result, the forward-looking statements may not prove to be accurate. The forward-looking statements in this presentation represent our views as of the date hereof. We undertake no obligation to update any forward-looking statements for any reason, except as required by law.COPYRIGHT © ABCELLERA 2

Q2 2022. BUSINESS UPDATE SUMMARY. MAINTAINING A STRONG CASH POSITION & EXPANDING COMPETITIVE ADVANTAGE Current environment presents challenges for would-be competitors, extending our competitive advantage significantly. Our business model provides value to companies prioritizing innovation, efficiency and capital preservation. Rationalization across the industry will likely lead to a consolidation of talent. $1B+ in cash, cash equivalents & marketable securities 164 cumulative programs under contract 88 cumulative programs started

COPYRIGHT © ABCELLERA Q2 2022. BUSINESS UPDATE TECHNOLOGY AS A LEVER TARGET TO IND IS ONE OF THE MOST COMPLEX & TECHNOLOGY – INTENSIVE PATHS IN ANY SECTOR Target Identification IDEATION Drug Discovery regulations, technology, science, manufacturing, lab space, talent 1000+ steps PRODUCT CREATION 3 to 5 years Clinical Development PRODUCT TESTING 7 to 10 years 4

VALUE CREATION SIGNIFICANT OPPORTUNITIES TO UNLOCK VALUE We aim to deliver value in three ways: by making drug development faster by doing things that haven't been done before by leveling the playing field for partners, to empower a broad ecosystem of innovators Q2 2022 BUSINESS UPDATE $200M+ NPV by accelerating approval of an average antibody drug by 1 year Billions sales, profit, value by being first to market $100B+ unlocked by drugging the undruggable new market opportunities Millions small biotech savings from not having to reinvent the wheel 5 copyright © abcellera

Partnership PARTNERING WITH PREMIER VENTURE CAPITAL FIRMS TO UNLOCK EARLY-STAGE INNOVATORS 6 PORTFOLIO COMPANY OF NEW PROGRAMS UNDER CONTRACT ATLAS VENTURE 8 POTENTIAL PROGRAMS undisclosed PORTFOLIO COMPANIES OF VERSANT ventures Q2 2022 BUSINESS UPDATE 3 targets multi-year targets multi-year multiple indications 3 multiple indications copyright © abcellera 6

TECHNOLOGY DEVELOPMENT T-CELL ENGAGER PLATFORM Q2 2022 BUSINESS UPDATE COPYRIGHT © ABCELLERA 7 ADVANCING NEW T-CELL ENGAGER CANCER THERAPIES Our data indicate that our CD3 panel of 200+ unique antibodies bind to a wide variety sites on the CD3 complex and is capable of constructing bispecifics antibodies with a very wide range of functional activities, exactly what is needed to build tunable, optimized therapeutic T-cell engagers. CD3 + EGFR BISPECIFIC ANTIBODIES PROOF OF CONCEPT Bispecifics induced a wide range of T cell activation. Bispecifics were identified that effectively kill tumor cells with either no or very low cytokine release, suggesting these molecules could overcome key hurdles to getting into the clinic.

TECHNOLOGY DEVELOPMENT PRE-PARTNERED PROGRAMS TECH DEVELOPMENT MAY GENERATE ASSETS FOR PARTNERING Pandemic Response Platform 02 2022 BUSINESS UPDATE COPYRIGHT © ABCELLERA 8 PANDEMIC Response Platform Technology-intensive challenge requiring complex Integration to deliver antibody therapies quickly and bring new treatments to address emerging variants. T-Cell Engager Platform Untapped market opportunity in an area with a high technical barrier to entry and a rich target space that includes many targets. GPCRs & lon Channels Platform High-value, well-validated targets that have been intractable using fragmented approaches and traditional technology.

TECHNOLOGY DEVELOPMENT, VALUE OF PRE-PATNERED PROGRAMS Q2 2022 BUSINESS UPDATE 2 YEARS OF TECH DEVELOPMENT 2 COVID ANTIBODY TREATMENTS 2.5M + PATIENTS TREATED We had Spent 2 years developing our technology specially for pandemic response prior to the emergence of COVID-19 and initiated our work before entering into a partnership with Eli Lilly. Bamlanivimab was the first antibody to be authorized by FDA, and bebtelovimab continues to be used to combat the virus, remains effective against all known variants of concern, and is still the most potent COVID-19 antibody treatment available. COPYRIGHT © ABCELLERA 9

Q2 2022 FINANCIALS UPDATE COPYRIGHT © ABCELLERA 10

Strong portfolio growth cumulative # of program starts cumulative # of molecules in the clinic total # of programs under contracts 164 total # of discovery partners 38 q2 2022 business update financials (bar graph) -without downstream participation + with downstream participation (bar graph) note: showing year-end figures expect for most recent quarter.historical results are not necessarily indicative of future results COPYRIGHT © ABCELLERA 11

FINANCIALS
Q2 2022 BUSINESS UPDATE

6 molecules in the clinic.

MOLECULE	STAGE	PARTNER	THERAPEUTIC AREA	PROGRAM TYPE
bamlanivimab (LY-CoV555)	Marketed, Emergency Use Authorization (EUA)	Lilly	• infectious disease - COVID-19	AbCellera Discovery Partnership
bebtelovimab (LY-CoV1404)	Marketed, Emergency Use Authorization (EUA)	Lilly	• infectious disease - COVID-19	
NBL-012	Phase 1 completed	NovaRock Biotherapeutics	• dermatology • gastrointestinal disease • immunology	Trianni License
NBL-015	IND/CTA authorized	NovaRock Biotherapeutics	• oncology	
undisclosed	IND/CTA authorized	undisclosed	• undisclosed	
IVX-01	Clinical field study	Invetx	• animal health	AbCellera Discovery Partnership

As of June 30, 2022

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$45.9M Total revenue, driven by royalties for bebtelovimab. Revenue USD ROYALTIES MILESTONES LICENSING RESEARCH FEES $27.6M $21.2M $0.3M $1.0M $5.2M Q2 2021 $45.9M $33.2M $12.5M $0.1M Q2 2022 COPYRIGHT © ABCELLERA Q2 2022 BUSINESS UPDATE FINANCIALS 13

Operating expenses reflect strengthening of the platform. Operating Expenses USD RESEARCH & DEVELOPMENT +$11.6M $15.0M $26.7M Q2 2021 Q2 2022 SALES & MARKETING +$1.8M $1.3M Q2 2021 $3.1M Q2 2022 GENERAL & ADMIN +$3.2M $11.2M Q2 2021 $14.4M Q2 2022 COPYRIGHT © ABCELLERA Q2 2022 BUSINESS UPDATE FINANCIALS 14

Net loss of $6.8M: equivalent to $0.02 (basic and diluted) Per share. Earning USD NET EARNINGS -$2.3M Q2 2021 -$6.8M Q2 2022 EARNINGS PER SHARE: BASIC AND DILUTED -$0.01 Q2 2021 -$0.02 Q2 2022 COPYRIGHT © ABCELLERA Q2 2022 BUSINESS UPDATE FINANCIALS 15

Over $1 billion in total cash, equivalents, and marketable securities. Cash Flows USD $748M $247M $476M $25M 31-Dec-21 $373M OPERATING ($54M) INVESTING ($2M) FINANCING ($1M) FX $1,049M $232M Marketable Securities $792M Cash & Equivalents $25M Restricted Cash 30-June-22 COPYRIGHT © ABCELLERA Q2 2022 BUSINESS UPDATE FINANCIALS 16

THANK YOU COPYRIGHT © ABCELLERA Q2 2022 BUSINESS UPDATE 17